Exhibit 6.1

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, as a Director of Placer Dome Inc., does hereby appoint Rex McLennan, Bruce Nicol and Tony Giardini, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a Registration Statement on Form F-9 for the registration of debentures to be issued in exchange for other debentures previously issued by said corporation, and any and all amendments post-effective or incidental in connection therewith, and to file the same with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of March, 2004.

/s/ Jay K. Taylor Name: Jay K. Taylor Director

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, as a Director of Placer Dome Inc., does hereby appoint Rex McLennan, Bruce Nicol and Tony Giardini, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a Registration Statement on Form F-9 for the registration of debentures to be issued in exchange for other debentures previously issued by said corporation, and any and all amendments post-effective or incidental in connection therewith, and to file the same with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of March, 2004.

/s/ Alan R. MacFarland Name: Alan R. MacFarland Director

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, as a Director of Placer Dome Inc., does hereby appoint Rex McLennan, Bruce Nicol and Tony Giardini, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a Registration Statement on Form F-9 for the registration of debentures to be issued in exchange for other debentures previously issued by said corporation, and any and all amendments post-effective or incidental in connection therewith, and to file the same with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of March, 2004.

/s/ Robert M. Franklin Name: Robert M. Franklin Director

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, as a Director of Placer Dome Inc., does hereby appoint Rex McLennan, Bruce Nicol and Tony Giardini, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a Registration Statement on Form F-9 for the registration of debentures to be issued in exchange for other debentures previously issued by said corporation, and any and all amendments post-effective or incidental in connection therewith, and to file the same with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of March, 2004.

/s/ G. Bernard Coulombe Name: G. Bernard Coulombe Director

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, as a Director of Placer Dome Inc., does hereby appoint Rex McLennan, Bruce Nicol and Tony Giardini, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a Registration Statement on Form F-9 for the registration of debentures to be issued in exchange for other debentures previously issued by said corporation, and any and all amendments post-effective or incidental in connection therewith, and to file the same with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of March, 2004.

/s/ Vernon F. Taylor Name: Vernon F. Taylor Director

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, as a Director of Placer Dome Inc., does hereby appoint Rex McLennan, Bruce Nicol and Tony Giardini, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a Registration Statement on Form F-9 for the registration of debentures to be issued in exchange for other debentures previously issued by said corporation, and any and all amendments post-effective or incidental in connection therewith, and to file the same with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of March, 2004.

/s/ David S. Karpin Name: David S. Karpin Director

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, as a Director of Placer Dome Inc., does hereby appoint Rex McLennan, Bruce Nicol and Tony Giardini, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a Registration Statement on Form F-9 for the registration of debentures to be issued in exchange for other debentures previously issued by said corporation, and any and all amendments post-effective or incidental in connection therewith, and to file the same with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of March, 2004.

/s/ John W. Crow Name: John W. Crow Director

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, as a Director of Placer Dome Inc., does hereby appoint Rex McLennan, Bruce Nicol and Tony Giardini, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a Registration Statement on Form F-9 for the registration of debentures to be issued in exchange for other debentures previously issued by said corporation, and any and all amendments post-effective or incidental in connection therewith, and to file the same with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of March, 2004.

/s/ William G. Wilson Name: William G. Wilson Director

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, as a Director of Placer Dome Inc., does hereby appoint Rex McLennan, Bruce Nicol and Tony Giardini, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a Registration Statement on Form F-9 for the registration of debentures to be issued in exchange for other debentures previously issued by said corporation, and any and all amendments post-effective or incidental in connection therewith, and to file the same with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of March, 2004.

/s/ Graham Farquharson Name: Graham Farquharson Director

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, as a Director of Placer Dome Inc., does hereby appoint Rex McLennan, Bruce Nicol and Tony Giardini, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a Registration Statement on Form F-9 for the registration of debentures to be issued in exchange for other debentures previously issued by said corporation, and any and all amendments post-effective or incidental in connection therewith, and to file the same with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of March, 2004.

/s/ E. A. Parkinson-Marcoux Name: E. A. Parkinson-Marcoux Director

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, as a Director of Placer Dome Inc., does hereby appoint Rex McLennan, Bruce Nicol and Tony Giardini, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a Registration Statement on Form F-9 for the registration of debentures to be issued in exchange for other debentures previously issued by said corporation, and any and all amendments post-effective or incidental in connection therewith, and to file the same with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of March, 2004.

/s/ Clifford L. Michel Name: Clifford L. Michel Director